Exhibit 99.1

FIRST AVENUE NETWORKS, INC.

Financial statements of assets acquired and liabilities assumed of certain operating assets previously used by Teligent, Inc.

As of September 30, 2004

Report of Independent Registered Public Accounting Firm

Board of Directors

First Avenue Networks, Inc.

We have audited the accompanying statement of assets acquired and liabilities assumed of certain operating assets previously used by Teligent, Inc. (“Teligent”), and acquired by First Avenue Networks, Inc. (the “Company”), as of September 30, 2004 and the related statements of revenue and direct operating expenses of certain operating assets previously used by Teligent, Inc. and acquired by First Avenue Networks, Inc. to operate the business for the nine months ended September 30, 2004, and the twelve months ended December 31, 2003. These statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of these statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission in lieu of the full financial statements required by Rule 3-05 of Regulations S-X, as described in Note 1, and are not intended to be a complete presentation of the financial position or the results of operations of Teligent.

In our opinion, the statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed as of September 30, 2004, and the related revenue and direct operating expenses for the nine months ended September 30, 2004 and the twelve months ended December 31, 2003 of the operating assets previously used by Teligent and acquired by the Company to operate the business, in conformity with U.S. generally accepted accounting principles.

/s/ KBA GROUP LLP

Dallas, Texas

January 7, 2005, except as to the acquisition date of Teligent, which was effective as of January 14, 2005.

FIRST AVENUE NETWORKS, INC.

STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

OF CERTAIN OPERATING ASSETS PREVIOUSLY USED BY TELIGENT, INC.

AND ACQUIRED BY FIRST AVENUE NETWORKS, INC. TO OPERATE THE BUSINESS

As of September 30, 2004

(in thousands)

ASSETS ACQUIRED
Cash and cash equivalents	$923
Accounts receivable	164

Total current assets	1,087

Property and equipment, net of accumulated depreciation	3,508
FCC licenses, net of accumulated amortization	20,312
Other assets	56

TOTAL ASSETS ACQUIRED	24,963

LIABILITIES ASSUMED
Deferred revenue	339
Other accrued liabilities	106

TOTAL LIABILITIES ASSUMED	445

NET ASSETS ACQUIRED	$24,518

The accompanying notes are an integral part of this financials statement.

FIRST AVENUE NETWORKS, INC.

STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES

OF CERTAIN OPERATING ASSETS PREVIOUSLY USED BY TELIGENT, INC.

AND ACQUIRED BY FIRST AVENUE NETWORKS, INC. TO OPERATE THE BUSINESS

(in thousands)

	Nine Months Ended September 30, 2004	Twelve Months Ended December 31, 2003
REVENUE	$978	$526

DIRECT OPERATING EXPENSES:
Cost of revenues	839	269
Sales, general and administrative	619	576
Impairment charge (Note 2)	336	—
Depreciation and amortization	2,809	3,745

TOTAL DIRECT OPERATING EXPENSES	4,603	4,590

SHORTFALL OF REVENUE OVER DIRECT OPERATING EXPENSES	$(3,625)	$(4,064)

The accompanying notes are an integral part of these financials statements.

FIRST AVENUE NETWORKS, INC.

Operating Assets Previously Used by Teligent

and Acquired by the Company to Operate the Business

NOTES TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND

STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES

For the nine months ended September 30, 2004

and the twelve months ended December 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Description of Business and Basis of Presentation

On January 14, 2005 (the “Closing Date”), First Avenue Networks, Inc. (the “Company”) completed the acquisition of certain assets and assumption of certain liabilities (referred to as the “Business”) of Teligent, Inc. and its wholly owned subsidiary Teligent Services, Inc. (collectively, “Teligent”). The acquisition was made pursuant to an amended and restated Asset Purchase Agreement (the “Asset Purchase Agreement”), dated January 13, 2005. The assets acquired from Teligent included 24 GHz spectrum licenses, radio equipment and the infrastructure supporting the fixed wireless operations, including an operational cellular backhaul network in New York City. In consideration for these assets, the Company issued 25.2 million shares of common stock and warrants to purchase up to 2.5 million additional shares of common stock.

The accompanying statement of assets acquired and liabilities assumed of the Business as of September 30, 2004 and the related statements of revenue and direct operating expenses for the nine months ended September 30, 2004 and the twelve months ended December 31, 2003 have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.

The accompanying financial statements were prepared from the books and records maintained by Teligent, of which the Business represented only a portion. These financial statements are therefore not intended to be a complete representation of the financial position or results of operations for the Business as a stand-alone going concern, nor are they indicative of the results to be expected from future operations of the Business. The accompanying financial statements are also not intended to be a complete presentation of the financial position or the results of operations of Teligent and its subsidiaries as of or for any period. Further, these financial statements do not include any other adjustments or allocations of purchase price that may be required in accordance with accounting principals generally accepted in the United States of America subsequent to the date of acquisition.

A statement of cash flows is not presented since the Company did not purchase all of the assets nor assume all of the liabilities of Teligent and preparation of such information was deemed impractical given the nature of the financial statements and information available related to the assets acquired. Teligent’s cash management system was not designed to allocate cash and related financing transactions and the transaction systems were not designed to track certain liabilities and cash receipts and payments on a Business specific basis.

In addition, a statement of stockholders’ equity is not presented as the Asset Purchase Agreement was structured such that only assets were acquired and liabilities were assumed by the Company.

Assets and liabilities that were not acquired, and are therefore not shown on the statement of assets acquired and liabilities assumed, consist mainly of:

•	Certain designated cash and cash equivalents, including amounts legally identified to meet administrative bankruptcy liabilities.

•	Assets associated with Teligent’s long distance service offering;

FIRST AVENUE NETWORKS, INC.

Operating Assets Previously Used by Teligent

and Acquired by the Company to Operate the Business

NOTES TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND

STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES

For the nine months ended September 30, 2004

and the twelve months ended December 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Description of Business and Basis of Presentation (Continued)

•	Assets and liabilities of employee benefits plans;

•	Intellectual property;

•	Stock of all Teligent subsidiaries;

•	Commitments other than certain leases and assumed contractual obligations;

•	Trade payables and other liabilities resulting from operations other than deferred revenue related to certain fixed wireless customer contracts and property taxes payable related to equipment used in providing fixed wireless services;

•	Income tax refunds and liabilities, and related amounts (Accordingly, no income tax provision nor current or deferred tax positions are presented.);

•	Pre-petition (before bankruptcy) liabilities except contractual liabilities assumed and not discharged;

•	Federal, state, sales, use and other taxes other than certain property taxes; and,

•	Capital stock.

The statements of revenue and direct operating expenses reflect the net revenue directly related to the on-going revenue-producing fixed wireless activities of the acquired assets and customer relationships and include the direct costs necessary for the production, marketing and distribution of the services from which these revenues are derived. The statements of revenues and direct operating expenses include revenues derived from the Business’s fixed wireless operations and direct expenses to support the fixed wireless business. These expenses include rent for communication towers, equipment repairs and maintenance, outside contractor fees and warehouse rent. Direct expenses do not include compensation and benefits, marketing costs, travel, insurance and property taxes. Accordingly, revenues and costs associated with product lines of assets not acquired by the Company have not been included, as they do not relate to the acquired assets and customer relationships. Certain costs are also excluded and, therefore, the accompanying statements of revenue and direct operating expenses are not indicative of what actual results would have been on a stand-alone basis, nor are they indicative of the results to be expected from future operations of the Business.

Fiscal Years

As the Company’s most recent Securities and Exchange Commission filing on Form 10-Q is for the nine months ended September 30, 2004, the statement of assets acquired and liabilities assumed is presented as of that date, along with a statement of revenue and direct operating expenses for the nine-month period ending the same date. Statements of revenue and direct operating expenses are also presented for the twelve-month period ending on Teligent’s fiscal year-end, December 31, 2003.

FIRST AVENUE NETWORKS, INC.

Operating Assets Previously Used by Teligent

and Acquired by the Company to Operate the Business

NOTES TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND

STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES

For the nine months ended September 30, 2004

and the twelve months ended December 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the periods presented. Significant estimates and assumptions include valuation allowances and reserves for accounts receivable and revenues as well as estimates relating to the valuation and resulting impairments of long-lived assets. Actual results could differ from these estimates.

Summary of Significant Accounting Policies

Cash and Cash Equivalents - Teligent considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

Accounts Receivable - Accounts receivable are recorded at the invoiced amount, do not bear interest and are unsecured. The allowance for doubtful accounts is Teligent’s best estimate of the amount of probable credit losses in Teligent’s existing accounts receivable. Teligent determines the allowance based on historical write-off experience and current economic conditions. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. Teligent does not have any off-balance-sheet credit exposure related to its customers.

Property and Equipment - Property and equipment are recorded at their fair value established at September 12, 2002 (date of reorganization) or cost of acquisition subsequent to the reorganization. Teligent previously went through a voluntary Chapter 11 bankruptcy and reorganization and emerged under fresh start reporting at September 12, 2002. Depreciation and amortization is calculated using the straight-line method over the estimated useful lives of the respective assets, which range from 3 to 10 years. Depreciation and amortization on property and equipment commences once the respective assets have been deployed and are in operation. Undeployed equipment consists of radios, indoor and outdoor device units and other parts and accessories. Expenditures that extend the useful life of the respective assets are capitalized and depreciated over the lives of the respective assets. Maintenance, repairs and other expenses that do not extend their useful life are expensed as incurred.

FIRST AVENUE NETWORKS, INC.

Operating Assets Previously Used by Teligent

and Acquired by the Company to Operate the Business

NOTES TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND

STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES

For the nine months ended September 30, 2004

and the twelve months ended December 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Summary of Significant Accounting Policies (Continued)

FCC Licenses - FCC licenses consist of 24 GHz wireless spectrum licenses granted by the Federal Communications Commission (“FCC”) which are recorded at their fair value at September 12, 2002 (date of reorganization). Wireless spectrum licenses are amortized over their expected useful life of eight years.

Revenue Recognition - Revenue is earned primarily through providing fixed wireless services and is recognized when the services are provided, collection of the related receivable is probable, persuasive evidence of an arrangement exists and the sales price is fixed and determinable. Payments received in advance of providing services are deferred until the service has been rendered.

Impairment of Long-Lived Assets - Teligent evaluates its long-lived assets for impairment and continues to evaluate them as events or changes in circumstances indicate that the carrying amount of such assets may not be fully recoverable. In cases where undiscounted expected cash flows associated with such assets are less then their carrying value, an impairment provision is recognized in the amount by which the carrying value exceeds the estimated fair value of such asset. Management conducts impairment reviews in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. For the nine months ended September 30, 2004, Teligent recorded an impairment loss related to software, hardware, furniture, fixtures and equipment of $336,000 (Note 2).

2. PROPERTY AND EQUIPMENT

Property and equipment as of September 30, 2004 is recorded at fair value established at September 12, 2002 (date of reorganization) or at cost for subsequent acquisitions, and is as follows:

(in thousands)
Software	$340
Hardware	107
Telecommunications equipment	518
Furniture, fixtures, and equipment	81
Automobiles	88
Undeployed equipment	2,710

Total	3,844
Less: accumulated depreciation and amortization	(336)

Total	$3,508

FIRST AVENUE NETWORKS, INC.

Operating Assets Previously Used by Teligent

and Acquired by the Company to Operate the Business

NOTES TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND

STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES

For the nine months ended September 30, 2004

and the twelve months ended December 31, 2003

2. PROPERTY AND EQUIPMENT (Continued)

Included in the statements of revenue and direct operating expenses is depreciation and amortization expense of $372,000 for the nine months ended September 30, 2004, and $495,000 for the year ended December 31, 2003. Also included in the statements of revenue and direct operating expenses is repairs and maintenance expense of $75,000 for the nine months ended September 30, 2004, and $89,000 for the year ended December 31, 2003.

During the nine months ended September 30, 2004, Teligent recorded non-cash charges for equipment impairment totaling $336,000 related to the write-down to estimated fair value (based on estimated market values) of substantially all furniture, fixtures and office equipment previously located at Teligent’s headquarters in Herndon, Virginia. During November 2004, all of these assets were sold.

3. INTANGIBLE ASSETS

Intangible assets consists of the following at September 30, 2004:

(in thousands)
Wireless spectrum licenses	$26,000
Less: accumulated amortization	(5,688)

Total	$20,312

Included in the statements of revenue and direct operating expenses is license amortization of $2.4 million for the nine months ended September 30, 2004, and $3.2 million for the year ended December 31, 2003.

The estimated amortization expense for each of the next five years for these spectrum licenses is $3,250,000.

FIRST AVENUE NETWORKS, INC.

Operating Assets Previously Used by Teligent

and Acquired by the Company to Operate the Business

NOTES TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND

STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES

For the nine months ended September 30, 2004

and the twelve months ended December 31, 2003

4. LEASES

Future minimum lease payments under operating leases for office and storage facilities and commercial towers assumed by the Company under the terms of the Asset Purchase Agreement as of September 30, 2004 were as follows:

(in thousands)
Year ending December 31:
2004 (remaining three months)	$324
2005	1,266
2006	1,256
2007	1,000
2008	390
Thereafter	43

4,279
Less: total sublease payments	(1,910)

Total minimum lease payments, net of sublease payments	$2,369

Rental expense for operating leases during the nine months ended September 30, 2004 and for the year ended December 31, 2003 totaled approximately $782,000 and $986,000, respectively.

On October 14, 2004, Teligent subleased its former headquarters office space in Herndon, VA. The difference between the future minimum lease payments under the original operating lease and the sublease result is a charge of $932,000, which will be recorded in October, 2004.

5. CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Business to concentrations of credit risk consist principally of trade accounts receivable. The credit risk in the Business’ trade accounts receivable is partially mitigated by management’s credit evaluation process and reasonably short collection terms. Teligent establishes reserves based on a charge to income and then writes off uncollectible accounts against this reserve as bad debts are identified. Management maintains reserves for estimated credit losses, and to date such losses have been within management’s expectations. Teligent does not charge interest on overdue receivables. As of September 30, 2004 the Business had nine fixed wireless customers of which the two largest customers accounted for approximately 67% of revenue for the nine months ended September 30, 2004 and approximately 20% of revenue for the year ended December 31, 2003.